Pictured: Actual Reclaimed Waste Coal Site in Russellton, PA Stronghold Investor Presentation September 2022

Disclaimer The information, financial projections and other estimates contained herein contain “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including, but not limited to the anticipated performance of the Company as a result of the recent restructuring of the Company’s debt. Such financial projections and estimates are as to future events and are not to be viewed as facts, and reflect various assumptions of management of the Company concerning the future performance of the Company and are subject to significant business, financial, economic, operating, competitive and other risks and uncertainties and contingencies (many of which are difficult to predict and beyond the control of the Company) that could cause actual results to differ materially from the statements and information included herein. 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This presentation does not purport to be all-inclusive or to contain all of the information that the recipient may require to make any decision. 2

Stronghold’s Differentiated Business Model 3 The value of vertical integration 1 Own and Operate Power Generation Assets ➢ Maximizes efficiency and reduces costs ➢ Provides downside protection and ability to sell to grid (improving grid stability) ➢ Currently similar or better economics selling power to grid than mining BTC 2 Own, Develop, and Operate Datacenters ➢ Helps reduce costs (capex & opex) ➢ Minimizes supply-chain risk and counterparty risk ➢ Improves operational control 3 Own and Operate Bitcoin Miners ➢ Stronghold is a reliable partner to manufacturers and other suppliers of miners

Stronghold's Power Assets

Own and operate two power generation assets


1
2

1



2



Scrubgrass Reclamation Facility

- 85 MW specialized waste coal reclamation plant
- Established maximum achievable control technology standards
- Capacity for >20,000 miners with ~2 EH/s

Panther Creek Reclamation Facility

- 80 MW specialized waste coal reclamation plant
- Closed on acquisition in November 2021
- Capacity for >20,000 miners with ~2 EH/s

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Datacenter Manufacturing, Development, and Management ➢ ~100 MW of modular datacenter containers constructed and installed ➢ Helps reduce costs and mitigate impact of supply-chain constraints 5 StrongBox Manufacturing Development and Management ➢ Increases operational control and accelerates hashing

ESG Leader through Coal Refuse Reclamation

Before



Reclamation Process

1. Remove coal refuse from environment
2. Generate energy from coal refuse in an emissions-controlled manner
   - Eliminates ~90% of NOx emissions
   - Eliminates ~98% of SO2 emissions
   - Eliminates ~99.9% of particle emissions
   - Eliminates ~99.9% of mercury emissions
3. Utilize beneficial in reclamation projects, cement, fertilizer, and filler

After



~840 piles with potentially billions of tons of coal refuse

Stronghold has already reclaimed ~1,000 acres of previously unusable land

Eliminate coal refuse from environment with each Bitcoin mined

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Recap of Recent Deleveraging Transactions: What We Did ➢ Strategically approached NYDIG to restructure equipment financing in July given decline in collateral value ➢ Eliminated ~$67.4mm of outstanding principal in exchange for returning NYDIG-financed miners (~2.5 EH/s of YE 2022E hash rate capacity) ➢ Financing was non-recourse to Stronghold, which enabled the proactive restructuring 7Note: the above descriptions of the Transactions are qualified in their entirety by the Company’s Current Report on Form 8-k filed August 16, 2022, including the exhibits thereto Announced restructuring of all material financing agreements on August 16th NYDIG Restructuring ➢ Received binding commitment letter to restructure financing, subject to closing of NYDIG restructuring ➢ Replacing existing equipment financing with a 36-month secured note at SOFR+10% ▪ More than 2x the weighted-average term of existing financing ➢ $20mm additional commitment to purchase miners WhiteHawk Restructuring ➢ Amended documents to allow for complete equitization of principal, at our option ➢ Principal amount reduced by $11.25mm in exchange for reducing strike price on ~6.3mm warrants from $2.50/share to $0.01/share ➢ Remaining $22.5mm of principal amount outstanding can be repaid with common stock or cash over next few quarters Convertible Notes Restructuring

Recap of Recent Deleveraging Transactions: Why We Did It Shift value from debt to equity ➢ Eliminating ~$67mm of debt in exchange for assets with estimated market value of ~$40-50mm ▪ Effectively transferring ~$17-27mm of value to shareholders Enhance capital structure ➢ ~$79mm reduction in principal amount outstanding (>$100mm reduction with convertible notes equitized) ▪ By end of Q1 2023, expect debt outstanding to be ~66% lower than pre-restructuring ➢ Our strategy has not changed; we plan to achieve the same hash rate, just with significantly less debt Dramatically improve liquidity profile ➢ Cash principal and interest payments reduced by ~$113mm through YE 2023 8 Transactions will improve capitalization, liquidity position, and long-term shareholder value

Path to Generate Improved Shareholder Value

Take advantage of historically high grid prices and opportunistically fill mining capacity

Sell to Grid in Near-term

- Vertical integration provides opportunity to sell power into historically tight power market
- Combination of high power prices and low BTC prices means we would likely be directing power to the grid through the winter anyway

Grid Prices and Mining Revenue ($/MWh)



$160
$120
$80
$40
Bitmain S19j Pro 1
MicroBT M30S 1
Oct-22
Nov-22
Dec-22
Jan-23
Feb-23
Forward Grid Prices 2
Average Forward Grid Price

Fill Mining Capacity in Coming Quarters

- Strategy unchanged in medium- and long-term
- Bitcoin mining remains our core business
  - ~227 BTC mined in August
- Will opportunistically purchase miners in depressed equipment market
  - Facilitated by improved liquidity position
  - Will be very disciplined – no rush to replace miners given attractive grid prices
- Own at least 4 EH/s of finished, energized datacenter slots
  - Plan to start filling capacity immediately and complete by 1H 2023
  - MinerVa recently agreed to supply additional 500 Bitmain S19j Pros and 680 Bitmain T19s in place of MinerVa miners (1-for-1 hash rate swap) under 2021 miner purchase agreement

1. Revenue range for miners based on a Bitcoin price range of $17,500 to $22,500 and a 225 EH/s network hash rate
2. Average of around-the-clock forward prices for the Penelec and PPL PJM zones, per Priority Power as of 9/9/22

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Path to Generate Improved Shareholder Value (cont.) 101. Reflects Company’s go-forward plans Reduce cost structure and optimize plant operations Breakdown of Expected Cash Savings ➢ Nearing completion of Scrubgrass investment cycle ➢ Expect both plants to be down 1-2 weeks in late September / early October for maintenance ▪ All long-lead items have been procured, with installation expected during downtime ➢ Following downtime, higher uptime and consistency are anticipated, with an all-in net cost of power of ~$40-50/MWh by Q1 2023 Reduce Annual Expenses by ~$8-11mm 1 Complete Plant Upgrades in <1 Month 1 ($ in millions) Complete Planned Subtotal Under Review Total Organizational Setup Consulting $1.2 $0.5 $1.6 – $1.6 Insourcing Accounting / Tech / BI $0.5 $0.2 $0.8 $0.3 $1.0 Extraordinary Legal Fees $0.2 $0.6 $0.9 – $0.9 Workforce Reduction $0.6 – $0.6 – $0.6 CEO Salary Reduction – $0.6 $0.6 – $0.6 Plant Upgrades – $2.9 $2.9 – $2.9 Other Consulting – $1.0 $1.0 $1.8 $2.8 Unnecessary Leases – $0.1 $0.1 $0.5 $0.6 Total Annual Savings $2.5 $5.9 $8.5 $2.5 $10.9